Exhibit 99.1

Ferrellgas Investor Presentation March 2021

Disclaimer Forward Looking Statements Statements included in this presentation include forward-looking statements. These forward-looking statements are identified as any statement that does not relate strictly to historical or current facts. These statements often use words such as “anticipate,” “believe,” “intend,” “plan,” “projection,” “forecast,” “strategy,” “position,” “continue,” “estimate,” “expect,” “may,” “will,” or the negative of those terms or other variations of them or comparable terminology. These statements often discuss plans, strategies, events or developments that we expect or anticipate will or may occur in the future and are based upon the beliefs and assumptions of our management and on the information currently available to them. In particular, statements, express or implied, concerning our future operating results or our ability to generate sales, income or cash flow are forward-looking statements. Forward-looking statements are not guarantees of performance. You should not put undue reliance on any forward-looking statements. All forward-looking statements are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially from those expressed in or implied by these forward-looking statements. A variety of known and unknown risks, uncertainties and other factors could cause results, performance, and expectations to differ materially from anticipated results, performance, and expectations. These risks, uncertainties, and other factors include those discussed in the Form 10-K of Ferrellgas Partners, L.P. (the “MLP”), Ferrellgas Partners Finance Corp., Ferrellgas, L.P. (the “OLP”), and Ferrellgas Finance Corp. for the fiscal year ended July 31, 2020, and in other documents filed from time to time by these entities with the Securities and Exchange Commission. All forward-looking statements are expressly qualified in their entirety by this cautionary notice. The forward-looking statements made by us speak only as of the date on which they are made. Factors or events that could cause our actual results to differ may emerge from time to time. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. Non-GAAP Financial Information This presentation contains non-GAAP financial information such as Adjusted EBITDA, Adjusted EBITDA for continuing businesses, and Free Cash Flow. Our management believes the presentation of these measures is relevant and useful because it allows investors to view our performance in a manner similar to the method management uses, and makes it easier to compare our results with other companies that have different financing and capital structures. This method of calculating these measures may not be comparable to similarly titled measurements used by other corporations and partnerships. For a reconciliation of these measures to the nearest GAAP measures, please see the Appendix to this presentation.

CompanyOverview PG 3

Ferrellgas Company Overview

Company highlights



- The nation's second-largest retail marketer and leading distributor of propane and related accessories to residential, industrial, and agricultural customers throughout the U.S.
- Founded in 1939 – 80th anniversary of operations; a trusted consumer brand to millions of Americans
- Corporate headquarters in Liberty, Missouri
- Over 4,200 employees
- Maintain ~62,500 tank locations and 54 service centers around the U.S.
- Significant ownership by executive management, directors, and employees (28% of common units, 100% of GP) through Employee Stock Ownership Plan and direct
- Successfully integrated 93 independent propane retailers in the past 20 years

Assets by the numbers

2,140 delivery trucks and 220 transport tractors



62,500 tank exchange locations, 864 manned retail locations


Blue Rhino

~50mm gallons of propane storage capacity (addl. ~50mm at supply points)


Ferrellgas

54 service centers, 811 service units



PG 4

Source: LPGas
Note: Data as of January 2021

Ferrellgas

Brands and Products Strong portfolio of brands in retail, wholesale and portable tank verticals PG 5

Differentiated Logistical Capabilities Strong Logistics Network 1,510 630650 71 876 1,100 473 Leased Owned 220 160 359 579634627 190 70220271 90 141 49 1040 Vast, Strategically-Positioned Real Estate Portfolio Over 2,000 acres of owned real estate Real estate locations are 62% owned and 38% leased National footprint and strategic locations that are positioned in close proximity to customers Shorter-length negotiable lease terms provide locational flexibility, with rent amounts pegged to CPI, and low fixed rent increases or no rent increases PG 6

National Footprint Provides True Competitive Advantage

Footprint highlights

U.S. second largest retail marketer of propane, with:

✓864 manned retail locations

✓~731,000 retail customers

✓~62,500 tank exchange locations

✓Presence in 50 states, District of Columbia, and Puerto Rico

Asset map



Ferrellgas Service Center
Ferrellgas Service Unit
Cobrand Service Unit
Blue Rhino Production
Blue Rhino Service Unit
1 Dot = 1 Customer Site

PG 7

Note: Data as of January 31, 2021

Ferrellgas

Customer Overview

Customer Acquisition Strategy

- Organically grew **retail customer base** at 8% CAGR since 2017
- Focus on **increasing density of residential customers**
  - Increase margins by delivering to customers in the same neighborhood
- Leverage **national distributor network** for commercial and portable tank exchange customers
- Emphasize strength in **customer service and technology**
  - High quality service improves the customer experience and increases retention
  - Digital tank monitoring and online chat windows provide useful and timely information to consumers
- Target more **"leased tank"** residential customers
  - ~70% of residential customers lease their tanks, which is differentiated amongst the Company's peers
  - 10% of residential volumes attributed to customers enrolled in Autopay program
  - Utilize digital marketing campaigns to strategically market and grow the leased tank residential customer base

Profile of Customer Types

Type	H1 FY 2021 Volumes	% H1 FY 2021 Revenue	No Commodity Price Exposure
Residential	143	35%	✓
Industrial / Commercial	90	22%	✓
Tank Exchange	49	12%	✓
National	56	14%	✓
Transport	22	5%	✓
Agricultural	26	6%	✓
Reseller	21	5%	✓
Dock	2	1%	✓

FY 2020 Residential Volumes by Contract Type


Customer-owned 30%
Leased 70%
Will-call 58%
Keep Full 42%

PG 8

Note: H1 FY 2021 from August 2020 through January 2021

Ferrellgas

Overview of Blue Rhino

Blue Rhino Overview

- Acquired by Ferrellgas in 2004
- 20-pound tanks used for grilling, patio heaters, and mosquito elimination devices; **COVID-19 driving increase year round usage**
- Sold at **~62,500 tank exchange selling locations**
- H1 FY 2021 revenues of **$179.4 million** and sales of **49 million gallons of propane**
- Provides **complementary counter-seasonal** demand to retail business
- Since Pinnacle's exit from the tank exchange space around Q3'20, FGP has onboarded or expanded the footprint of nine new retailers, who have provided ~$8 million of revenue in Q2'21 vs ~$0 in Q2'20

Blue Rhino Revenue – Select Customers[1]


($000)
FY 2020A
FY 2021 YTD
37
172
29
721
22
1,536
20
2,223
35
2,807
36
2,890
70
141
140
192
177
185
Aug
Sep
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun
Jul

H1 FY 2021 Monthly Gross Profit


($mm)
Retail propane
Blue Rhino
$43
$16
$27
$51
$16
$35
$62
$15
$47
$69
$17
$52
$95
$18
$77
$101
$18
$82
Aug
Sep
Oct
Nov
Dec
Jan

H1 FY21 Customer Volume Breakdown


Client A
17%
Client B
11%
Client C
8%
Client D
7%
Client E
5%
Other
52%

PG 9

Note: H1 FY 2021 from August 2020 through January 2021; Fiscal year 2021 as of January 31; numbers presented may not add up precisely to totals due to rounding

1. Select customers refers to customers where Blue Rhino increased its presence around the time Pinnacle exited tank exchange business in August 2020

Ferrellgas

Credit Highlights PG 10

Key Credit Highlights

1 Leading, national footprint with extensive logistics capabilities and geographic diversity	▪ Ability to serve customers in all 50 states, District of Columbia, and Puerto Rico ▪ 864 service locations and ~62,500 tank exchange locations ▪ Modern distribution fleet with an average age of 9 years
2 Large, fragmented addressable market with growing market share	▪ Second largest retail marketer of propane based on H1 FY 2021 retail sales volume ▪ Midwest residential propane market is dominated by independent retailers and is ripe for consolidation ▪ Increasing switches from fuel oil to propane due to higher efficiency and lower per-gallon rates
3 Limited exposure to volatile commodity prices yields stable cash flows	▪ Ability to pass-through substantially all fluctuations in commodity prices ensures steady cash flows – no direct commodity price risk ▪ Spot-based contracts and bulk buying allows for effective hedging of future volumes
4 Strong, sticky relationship with both suppliers and diverse, blue-chip customers	▪ Significant buying power and long-term relationships with suppliers ▪ Growing customer base with large, blue-chip anchors
5 Proven track record of operational excellence	▪ Reversal of shrinking customer base amid a declining market while managing costs ▪ Technological and service enhancements, such as advanced tank monitoring and cloud infrastructure, drive operational efficiency and customer experience ▪ Company has successfully acquired and integrated ~93 companies in the past 20 years
6 Experienced, high-quality management team supported by dedicated work-force	▪ Jim Ferrell has held leadership positions in the company since 1965 ▪ Employees own almost 28% of LP units and 100% of GP units

PG 11

Ferrellgas

Diverse and Stable Business Mix Key characteristics of broad customer base and distribution network Ability to serve customers in all 50 states, District of Columbia, and Puerto Rico Broad geographic distribution reduces exposure to regional weather and economic patterns, increasing stability of cash flows Large, efficient distribution network lessens supply disruptions during demand spikes in colder seasons Exposure to multiple end markets including residential, commercial, and agricultural customers reduces demand variability Blue Rhino business provides counter-cyclical summer peak sales to smoothen cash flow profile Industry-leading technology, regularly upgraded distribution network, and high-quality service ensure customer satisfaction H1 FY 2021 volume by region H1 FY 2021 volume by customer type H1 FY 2021 gross margin by customer type Agricultural Reseller Dock Agricultural Reseller Transport Dock Central 35% East 38% 6% Transport 5% Tank exchange 12% 5%1% Residential 35% 3%3%1% National 5% Tank exchange 26% 1% Residential 39% West 27% National 14% Industrial / commercial 22% Industrial / commercial 22% PG 12 Note: H1 FY 2021 from August 2020 through January 2021

2 Large, Fragmented Addressable Market

Propane Market Overview

Propane is an Attractive Clean Fuel with a Growing Market

- Propane is a basic necessity to many customers for heating and agricultural purposes
- It is a clean burning, multi-use energy source
- Alternative to natural gas due to its portability
- Generally less expensive than electricity as a heating source
- The propane market in the U.S. was estimated to be $34.2bn in 2020
- Overall forecasted propane demand growth of roughly 17% total in the U.S. between 2017 and 2025

2018 U.S. Heating Sources by Homes



Heating Oil 4%
Other 4%
Propane 5%
Natural Gas 47%
Electricity 40%

Ferrellgas Market Positioning

Ferrellgas is a Leading Player in the U.S. Propane Market

- Leading distributor of propane and related equipment in United States
- Second largest retail marketer of propane based on FY 2020 retail sales volume

2020 U.S. Propane Market Share by Volume[1]



Superior Plus 5%
Growmark 7%
Suburban Propane 11%
Fragmented market creates consolidation opportunities
5,000+ Independent Retailers 33%
Ferrellgas 17%
Amerigas 27%

PG 13

Source: ReportLinker: "Global Propane Industry"

1. Market share data as of April 2020

Ferrellgas

Pass-Through Nature of the Business Limits Commodity Price Exposures Fixed prices (Ferrell Secured) ~30% FGP offers the option for clients to buy propane at fixed price Company hedges 100% of the contracted volumes Suppliers ~70% Floating prices FGP sells propane to clients at spot price + margin Business is a pure pass through of commodity prices, thus it has no direct commodity exposure 70% of FGP volumes have no direct commodity price exposure and the remaining are fully hedged Term up 90% of propane volume in the spring by negotiating with blue-chip suppliers Positioned well for the Winter due to term up in Spring and advantage over competition in Summer volume PG 14

Strong Relationships with Large, Stable Supplier Base Top 5 suppliers Credit rating Length of relationship H1 FY 2021 volumes (mm gal) Supplier A Ba1 / BBB->15 years 51.3 Supplier B Baa2 / BBB >15 years 48.1 44 total suppliers provided 203.3 million gallons of propane in H1 FY2021 $53.7mm in total product letters of credit with 32 suppliers Top 5 suppliers provided 92% of contracted volumes in H1 FY2021 Some suppliers have take-or-pay provisions if contract volume thresholds not met 53% of propane sourced from 7 suppliers in FY 2020, Supplier CBa2 / BB>15 years33.9 Supplier DA1 / A->15 years29.2 Supplier E->15 years24.1 but numerous alternative suppliers availableTotal H1 FY 2021 volumes by supplier Selected top suppliers Supplier E 12% Other 8% Supplier A 25% Supplier D 14% Supplier C 17% Supplier B 24% PG 15 Note: Fiscal year 2021 as of January 31; H1 FY 2021 from August 2020 through January 2021; numbers presented may not add up precisely to totals due to rounding

4 Diverse, Blue-Chip Customer Base

Customer overview

- Current customer base of ~731,000 including:
  - ~632,000 residential clients
  - ~87,000 industrial / commercial clients
  - ~8,700 agricultural clients
  - ~3,600 reseller clients
  - ~135 propane wholesale clients
- Blue Rhino has approximately 8,100 independent retail customers
- 69% of residential customers utilize company equipment
- Customers in all 50 states, with a concentration in the Midwest
- 46% of tank exchange sales are to top 4 major retailers

Relationship summary – FY 2020

Top 5 retail clients by gross margin	Length of relationship (years)[1]	2020 volumes (mm gal)
Customer A	20	15.8
Customer B	21	13.9
Customer C	25	7.5
Customer D	23	6.6
Customer E	3	6.0

Selected top customers

Airgas
Cargill
FedEx
FirstGroup America, Inc.
FOOD LION
General Mills
Kellogg's
LOWE'S
RITE AID
PEPSICO
Kroger
U-HAUL
Walgreens
Walmart

PG 16

Note: As of January 31, 2021 except where otherwise noted
1. Calculated as the years between date of first engagement and July 31, 2020

Ferrellgas

Technological Enhancements Provide Clear Competitive Advantage Technology highlights Advanced tank monitoring system FGP is implementing a new tank monitoring system that will provide cloud integration between client tanks, FGPs’ offices and field logistics Technology will be able to optimize distribution routes and reduce distribution costs It also improves client satisfaction by improving responsiveness to client demand Salesforce solutions Cyberattack prevention system and governance FGP employs Marketing Cloud, Sales Cloud, Service Cloud, and Field Service Lightning from Salesforce to improve customer experience and productivity, having achieved: 25% reduction in talk time 20% reduction in admin time 20% reduction in agent onboarding time 10% increase in first call resolutions 24/7 Security Incident Response Team (SIRT) constantly monitors FGP’s digital infrastructure to identify and respond to potential cyberattacks FG Security Council was established to oversee the company’s efforts in cybersecurity PG 17

Significant Acquisition Track Record with Proven Integration Capacities Key Acquisition TenetsM&A Track Record & Capabilities Identification of Strategic Targets Fragmented market with many “mom-and-pop” companies Target areas where Ferrellgas has excess fleet and storage capacity, creating significant cost-optimization potential Within these target areas, identify targets with deep community roots, sticky customers and large proportion of customers with leased tanks Proper Valuation and Targeted Returns Target a mid-teens unlevered return Acquisitions have averaged mid-to high-teens unlevered returns over the last 10 years Target mid-single digit cash flow acquisition multiples Key Integration Strategies Seek to maintain local management Leverage company brand and operational infrastructure Realize cost savings by maximizing infrastructure and transportation efficiencies Size of Acquisitions Currently evaluating $3-5mm acquisitions (purchase price), but would also evaluate $20-$40mm acquisitions under a different capital structure Value-accretive roll-up strategy in a highly fragment market: 5.1x average cash flow acquisition multiple1 Average purchase price of $4.5mm1 PG 18 1.Excludes Blue Rhino acquisition; purchase price multiple calculated as the Net Present Value (NPV) of the purchase price divided by pro forma Operating Cash Flow (OCF)

6 Returning to Strategic Leadership


Jim Ferrell
Adj. EBITDA CAGR: ~10.0%
Steve Wambold
Adj. EBITDA CAGR : ~0.2%
Jim Ferrell
Adj. EBITDA CAGR: ~8.7%
($mm)
$229
$230
$266
$294
11.0%
13.7%
17.7%
19.0%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2Q21 LTM
Adj. EBITDA
Adj. EBITDA Margin

The return of Jim Ferrell has moved the Company forward, revitalized strengths and put on path to realize growth potential

PG 19

Note: Fiscal year as of July 31; All CAGR's calculated based on periods shown; 2000 - 2005 reflects Adjusted EBITDA of Ferrellgas Partners, L.P.; 2018 and 2019 have been adjusted to represent EBITDA from Propane Operations and Corporate Support only and exclude EBITDA from Assets sold; 2015 - 2017 reflect Adjusted EBITDA *less* EBITDA from Midstream operations – crude oil logistics, but may include Corporate expense associated with that line of business

Ferrellgas

StrategicInitiatives PG 20

Operational Improvements Drive EBITDA Growth 1 Delivery efficiency 2 Transport efficiency 3 Price performance Fleet Key Initiatives A goal of 10% reduction in miles driven attributed to the upgrade in routing and logistics excellence will have positive impact on diesel and fleet utilization Technology implementation including Salesforce and iOT enables real-time dispatch and routing Automation of new customer onboarding and customer self-service through Salesforce Service Cloud 50-60% of all routes to be moved to Company drivers and remaining 3rd party drivers managed through contracts favorable to Ferrellgas Leverage technology to drive efficiency to retail storage tanks, driven by new Director of Logistics Metrics around pricing performance analyzed centrally, aided by best in class pricing technology and analysts Platinum Plus reward program, leveraged for optimal customer retention and margin performance management▪ 35 opportunities identified including lease performance, onboard telematics and a new tire program ▪ Sustainable management practices, such as targeted route density, fleet utilization goals, manager-to-employee ratios, and Workforce resource management 6 Shared services 7 Incentive Plan productivity metrics, contribute to right sizing of employees across field operations Recruiting, staffing models, and relationship building for seasonal workforce employees has helped drive seasonal workforce rate from 4% to 20% Predictive modeling to be implemented, along with the addition of a Director of Analytics A robust, highly available virtual call center, efficient IVR, easy to use online chat and a compliant auto dialer help create a best in class self-service platform which continues to create opportunities in workforce utilization Salesforce Service Cloud implemented across Customer Service Organization since April 2020 Work from home allows flexibility for remote workforce and enables Ferrellgas to close unneeded office locations & Other▪ Implemented a Short Term Incentive Plan to increase alignment between management compensation and business performance PG 21

Ongoing Strategic Initiatives Drive Significant EBITDA Expansion



$265
1
2
3
4
5
6
7
8
9
FY2020 EBITDA
Delivery efficiency
Tranport efficiency
Pricing performance
Fleet management
Workforce resource management
Shared services
Corporate efficiency
Asset management
Fleet utilization
Near-term EBITDA Goal

Ferrellgas is focused on:

- Logistics best practices
- Evidenced based management
- Right sized staffing
- Management development program
- Operations education series

PG 22

Source: Company information; Note: Fiscal year ends July 31

Detailed Overview of Strategic Initiatives

	Objective	Commentary
1 Delivery efficiency	Less early delivery	▪ H1 FY 2021 reduction of 304,886 stops
	Tank monitors	▪ Aimed to install 30,000 tank monitors for estimated total cost of \$1.9mm, ~30,700 tank monitors installed at cost of \$4.1mm
	Miles efficiency	▪ Targeting cost savings of \$0.03 / mile on reducing R&M expenses, H1 FY 2021 savings of \$0.05 / mile on distanced traveled
2 Transport efficiency	Efficient use of 3rd party (Cylinders)	▪ Efficient use of 3rd parties vs. FNA cylinders, targeting a \$0.08 / cylinder savings rate ▪ Targeted savings of \$1.7mm
	Efficient use of 3rd party (Gallons)	▪ Efficient use of 3rd parties vs. FNA delivery, targeting a \$0.01 / gallon delivered savings rate ▪ Currently saving just over \$0.01 / gallon on YTD deliveries
3 Price performance	Margin performance	▪ Per gallon margin improvement of \$0.0755, which would result in a \$32mm margin increase on flat volumes[1]
4 Fleet management	ARI services	▪ Targeted savings of \$5.4mm from contract renegotiation
	Fleet management	▪ Targeted cost savings of \$1.8mm ▪ H1 FY 2021 cost savings of \$1.3mm (\$378 per vehicle for 3,388 vehicles)
	Warranty program	▪ Targeted savings of \$1.1mm; H1 FY 2021 warranty spend currently \$239k lower than last FY
5 Workforce resource management	Headcount reduction[2]	▪ Headcount reduction yields annual savings of \$14.7mm with \$4.2mm, \$8.0mm, and \$2.2mm decrease in expenses from management ratio, retail driver, and service tech positions, respectively
6 Shared services	Headcount reduction[2]	▪ Exceeding target with annual savings of \$10.0mm, with more headcount reduction numbers higher than budgeted
7 Corporate efficiency	Corporate efficiency from WFH	▪ Savings from acquisition team centralization and work from home on target to meet budget ▪ Documented travel reduction savings of \$1.5mm H1 FY 2021 vs. H1 FY 2020

PG 23

Source: Company information; Note: Fiscal year ends July 31, H1 FY 2021 reflects August 2020 to January 2021
1. Decrease in H1 FY 2021 sales volumes results in ~\$10mm EBITDA reduction
2. Headcount reduction reference period is from January 2020 and is calculated on an annualized basis

Ferrellgas

Further Upside Opportunities Upside opportunities offer multiple avenues to further accelerate the Company’s growth trajectory beyond the initiatives already underway 1234 Extensive Real Estate Assets Licensing Proprietary Software Blue Rhino Technology Gov’t Incentives on Propane Adoption Company owns and leases broad portfolio of extensive, strategically-positioned real estate assets Several potential revenue streams from leasing or subleasing real estate portfolio Received multiple inbound inquiries Company has invested significantly into proprietary software used to manage its business Large number of fragmented businesses would realize significant efficiencies from licensing software Could further enhance M&A pipeline and make integration quicker and cheaper Development and commercialization of app-enabled home delivery service Continued innovation to drive ease of use to end customers, including vending partnerships with leading retailers Ease of use continues to be a driving factor for consumer choice Renewable propane is a more climate friendly alternative when compared to electricity for certain use cases Incoming government expected to enact more climate friendly policies related to energy – could adapt EU-style policies more favorable to LPG PG 24

Continuous Efforts For ESG EnvironmentSocialGovernance Propane is an approved clean fuel under the 1990 Clean Air Act and a sustainable energy source in support of the UN’s Sustainable Development Goal 7 Our delivery fleet includes clean-burning autogas vehicles, and Ferrellgas is also a leading provider of autogas for public, private, and school fleets Blue Rhino recycles millions of used propane tanks every year, keeping them out of landfills Blue Rhino supports Rhino Conservation with its sponsorship of the annual Bowling for Rhinos event Ferrellgas is an essential workforce delivering an essential and much-needed product Ferrellgas offices nationwide collect coats for those less fortunate through our Share The Warmth program Operation BBQ Relief cooks BBQ with Blue Rhino propane for the thousands of people affected by natural disasters each year The company recruits and develops students from leading universities through its Management Development Program A diverse leadership team that reflects our market and nation A culture inspired by the founder of the company PG 25

FinancialUpdate PG 26

Financial Policy Near-term focus on reducing leverage to enable long-term sustainable growth Efficiently manage the business and execute on strategic initiatives to decrease cost and increase margins Expected to spend within cash flow for any near-term growth project or acquisitions Active management of capital expenditures program Target acquisitions with a mid-teens unlevered return, building on successful track record Potential to pursue upside opportunities to accelerate growth trajectory including: Extensive real estate assets Licensing proprietary software Blue Rhino technology Government incentives on propane adoption Continue to hedge commodity and fuel cost exposure to reduce market price risk PG 27

Performance Through COVID-19

- Granted "essential product" designation by the federal government to continue business operations and supply propane for customer needs, including cooking, heating, pandemic relief efforts and necessary construction
  - Increased residential demand also driven by national and local quarantine measures
- FY2019 to FY2020 reported a 32% year-over-year growth in operating income ($35.7mm) driven by increased residential demand, over 8% growth in Blue Rhino sales locations and 9% higher margin per gallon due to strategic product placement, supply chain logistics and reduced wholesale prices
- Continued to efficiently deliver propane through the pandemic by implementing initiatives such as staggered start times for drivers
- Flexible organizational structure allows for flexibility to react to changes in demand and agility in times of uncertainty
- In a recent survey, 16% of respondents said that they will be using their government stimulus check on home improvement projects[1]
- A separate study found that 54% of respondents have grilled more since the pandemic started, with 27% expecting to grill at an even higher frequency over the next year[2]
  - The pandemic drove 21% of grill purchases this year; most were LP Grills[2]

Blue Rhino Sales by Gallons


(Gallons in thousands)
FY 2019
FY 2020
5,041 5,145
5,541 8,038
6,986 8,525
8,766 11,262
7,877 10,339
8,629 9,656
Feb
Mar
Apr
May
Jun
Jul

Results During COVID-19

- **~24% increase in Blue Rhino sales** when compared to same six months previous fiscal year
- Increased demand for **outdoor heating** provides additional catalyst to support continued performance

PG 28

1. Source: CRC Homeowner Survey | January 2021
2. Source: HPBA, Mid-to-High-End Grill Ownership Study | October 2020

Ferrellgas

Consistent Track Record of Delivering Results Consistent Gross Profit GrowthStrong EBITDA Growth ($ in millions)($ in millions) $829 $809 $266 $294 $746 $769 $229$230 2018201920202Q21 LTM % YoY Retail Gallon Growth 2018201920202Q21 LTM - 1% 15% 11% Robust Free Cash Flow (“FCF”) Generation and Conversion Non-acquisition capital expenditures (“capex”) ($ in millions) FCF Conversion, % of EBITDA $149$153 $200 $227 ($ in millions) $80$77 $65$67 65%67%75%77% 31% 30% 33% 35% 35% 33% 24% 23% Note: Fiscal year as of July 31 Free cash flow defined as EBITDA less capital expenditures

Appendix PG 30

Non-GAAP Reconciliation Dollar amounts in ($mm) Adjusted EBITDA$175$294$266$230$242 PG 31 Note: Fiscal year as of July 31